UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 26, 2005

                                SUN BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)


        New Jersey                    0-20957                 52-1382541
----------------------------       --------------            -------------
(State or other jurisdiction       (SEC File No.)            (IRS Employer
of incorporation)                                         Identification Number)

226 Landis Avenue, Vineland, New Jersey                   08360
---------------------------------------                   -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (856) 691-7700
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]  Written  communications  pursuant  to Rule 425 under the  Securities  Act
[_]  Soliciting  material  pursuant  to Rule  14a-12  under the  Exchange  Act
[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(C)  under  the
     Exchange Act

                                SUN BANCORP, INC.

                    INFORMATION TO BE INCLUDED IN THE REPORT

                 Section 1-Registrant's Business and Operations

Item 1.01. Entry Into a Material Definitive Agreement.

         On August 26, 2005, Sun Bancorp, Inc. ("Sun") and Advantage Bank, a New Jersey chartered commercial bank ("Advantage"), jointly issued a press release (the "Press Release") announcing that the parties had entered into an Agreement and Plan of Merger dated August 25, 2005 (the "Agreement"). Under the Agreement, Advantage will merge with and into Sun National Bank, a national banking association and wholly-owned subsidiary of Sun (the "Merger"), in exchange for ..87 shares of Sun common stock, or $19.00 in cash, at the election of Advantage stockholders, subject to certain conditions and limitations as set forth in the Agreement. Sun National Bank will be the surviving bank in the Merger.

         The Agreement and the transactions contemplated thereby are subject to the approval of the stockholders of Advantage, and the receipt of all required regulatory approvals, as well as other customary conditions. For a complete description of the terms and conditions of the Agreement and the Merger, reference is made to the Agreement and the Press Release attached hereto as Exhibits 10.1 and 10.2, respectively, which are incorporated herein by reference in their entirety.

                   Section 9-Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

              (c)  Exhibits:

                   Exhibit 10.1 -- Agreement  and Plan of Merger,  dated as  of
                                   August 25, 2005, between Sun Bancorp,  Inc.
                                   and Advantage Bank

                   Exhibit 10.2 -- Press Release dated August 26, 2005

                   Exhibit 10.3 -- Investor Presentation presented on August 26,
                                   2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         SUN BANCORP, INC.


Date:    August 26, 2005                 By:    /s/Dan A. Chila
                                                --------------------------------
                                                Dan A. Chila
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Duly Authorized Representative)